Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2013 May 6, 2013

Supplemental Financial Information – Unaudited May 6, 2013

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	9

Condensed Consolidated Balance Sheets Q1 2013 – Q1 2012	10

Consolidated Statements of Operations Q1 2013/2012	12

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q1 2013/2012	13

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q1 2013/2012	14

Pro Forma Consolidated Statements of Operations Q1 2013 – Q1 2012	15

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013	16

Earnings Guidance for Q2 and FY 2013	17

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q2 and FY 2013	19

CAPITALIZATION	20

Comparative Capitalization Q1 2013 – Q1 2012	21

Consolidated Debt Summary Schedule	22

Consolidated Amortization and Debt Maturity Schedule	23

PROPERTY-LEVEL DATA	24

Supplemental Financial Information – Unaudited May 6, 2013

PROPERTY-LEVEL OPERATING STATISTICS	26

Q1 2013/2012	27

FY 2012	28

OPERATING STATISTICS BY BRAND & GEOGRAPHY	29

Comparable and Pro Forma Comparable Portfolio Operating Statistics by Brand Q1 2013/2012	30

Pro Forma Comparable Portfolio Property-Level Q1 2013 EBITDA Contribution by Brand	31

Comparable and Pro Forma Comparable Portfolio Operating Statistics by Region Q1 2013/2012	32

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	33

Property-Level EBITDA Q1 2013/2012	34

Property-Level EBITDA Margins Q1 2013/2012	35

APPENDIX	36

Reconciliation of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	37

Property-Level EBITDA Reconciliation	43

2013 Marriott Accounting Conversion	48

Supplemental Financial Information – Unaudited May 6, 2013

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited May 6, 2013

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of May 6, 2013, has interests in 27 hotels held for investment comprised of 11,882 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. Our goal is to improve the quality and scale of our portfolio while gradually deleveraging our balance sheet. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
Chief Executive Officer
(949) 382-3012

John Arabia
President
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited May 6, 2013

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 6, 2013, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited May 6, 2013

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma comparable hotel EBITDA and comparable and pro forma comparable hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. We believe the use of FFO facilitates comparisons between us and other lodging REITs.

We also present Adjusted FFO when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited May 6, 2013

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO:

•                  Amortization of favorable and unfavorable contracts: we exclude the non-cash amortization of the favorable management contract asset and the unfavorable tenant lease liability recorded in conjunction with our acquisition of the Hilton Garden Inn Downtown/Magnificent Mile. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•                  Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.

•                  Gains or losses from extinguishment of debt: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•                  Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•                  Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.

•                  Cumulative effect of a change in accounting principal: infrequently, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principal. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•                  Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO is not consistent with reflecting the ongoing performance of our remaining assets.

•                  Other adjustments: we exclude other adjustments such as lawsuit settlement costs, prior year property tax assessments, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect the ongoing operations of our hotels.

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited May 6, 2013

reflect the operating performance of the Hyatt Chicago Magnificent Mile. We also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO, we also exclude the non-cash gains or losses on our derivatives, as well as the original issuance costs associated with the redemption of preferred stock. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income (loss) and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 13 and in the Appendix of this supplemental package.  We believe comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance. Reconciliations of net income (loss) and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 14 and in the Appendix of this supplemental package.

Our 26 comparable hotels include all hotels held for investment by the Company as of March 31, 2013 and also include prior ownership results as applicable in 2012 for the Hyatt Chicago Magnificent Mile acquired in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired in July 2012. Our 28 pro forma comparable hotels include our comparable portfolio, plus two hotels either acquired or to be acquired after March 31, 2013: the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013; and the Boston Park Plaza which is expected to be acquired in or before July 2013.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information – Unaudited May 6, 2013

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited May 6, 2013

Condensed Consolidated Balance Sheets
Q1 2013 – Q1 2012

(In thousands)	March 31, 2013 (1)	December 31, 2012 (2)	September 30, 2012 (3)	June 30, 2012 (4)	March 31, 2012 (5)
Assets
Investment in hotel properties:
Land	$260,939	$260,939	$268,093	$262,009	$265,108
Buildings & improvements	2,554,898	2,541,024	2,687,110	2,710,028	2,646,951
Furniture, fixtures, & equipment	341,252	329,770	351,014	352,567	348,308
Other	233,980	217,116	201,826	200,824	193,507
	3,391,069	3,348,849	3,508,043	3,525,428	3,453,874
Less accumulated depreciation & amortization	(701,786)	(666,972)	(707,361)	(715,019)	(692,868)
	2,689,283	2,681,877	2,800,682	2,810,409	2,761,006

Other real estate investments:
Land	-	-	1,600	2,768	2,768
Buildings & improvements	-	-	8,193	9,503	9,503
Furniture, fixtures, & equipment	-	-	6,586	6,078	5,928
Other	-	-	337	729	305

Less accumulated depreciation	-	-	(6,861)	(7,021)	(6,781)
	-	-	9,855	12,057	11,723

Other assets, net	52,287	47,238	52,394	45,793	45,563

Current assets:
Cash and cash equivalents	208,313	157,217	164,469	204,549	126,199
Cash proceeds held by accommodator	139,434	-	-	-	-
Restricted cash	69,423	78,394	76,790	73,306	71,991
Other current assets, net	44,908	171,949	40,752	90,290	48,249

Total assets	$3,203,648	$3,136,675	$3,144,942	$3,236,404	$3,064,731

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited May 6, 2013

Condensed Consolidated Balance Sheets

Q1 2013 – Q1 2012 (cont.)

(In thousands)	March 31, 2013 (1)	December 31, 2012 (2)	September 30, 2012 (3)	June 30, 2012 (4)	March 31, 2012 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$19,757	$18,726	$19,849	$21,448	$54,141
Exchangeable senior notes, less discount (6)	-	57,997	57,730	57,464	57,205
Other current liabilities	87,933	123,282	101,909	145,717	85,830
Total current liabilities	107,690	200,005	179,488	224,629	197,176

Notes payable, less current portion	1,281,112	1,286,666	1,318,102	1,396,980	1,449,246
Capital lease obligations, less current portion	15,615	15,621	15,630	15,636	-
Other liabilities	32,583	15,070	14,789	13,810	13,284

Total liabilities	1,437,000	1,517,362	1,528,009	1,651,055	1,659,706

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	-	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,608	1,352	1,352	1,352	1,176

Additional paid in capital	1,793,825	1,493,397	1,492,528	1,491,639	1,313,581
Retained earnings	187,005	158,376	147,329	108,600	97,052
Cumulative dividends	(486,047)	(475,144)	(467,707)	(460,270)	(452,833)
Accumulated other comprehensive loss	-	(5,335)	(4,740)	(4,799)	(4,916)
Total stockholders’ equity	1,611,391	1,463,896	1,460,012	1,427,772	1,245,310
Non-controlling interest in consolidated joint ventures	55,257	55,417	56,921	57,577	59,715

Total equity	1,666,648	1,519,313	1,516,933	1,485,349	1,305,025

Total liabilities and equity	$3,203,648	$3,136,675	$3,144,942	$3,236,404	$3,064,731

(1) As presented on Form 10-Q to be filed in May 2013.

(2) As presented on Form 10-K filed February 25, 2013.

(3) As presented on Form 10-Q filed November 6, 2012.

(4) As presented on Form 10-Q filed August 7, 2012.

(5) As presented on Form 10-Q filed May 3, 2012.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited May 6, 2013

Consolidated Statements of Operations

Q1 2013/2012

	Three Months Ended March 31,
(In thousands, except per share data)	2013	2012

Revenues
Room	$132,623	$119,622
Food and beverage	49,628	46,835
Other operating	12,670	11,777
Total revenues	194,921	178,234
Operating expenses
Room	37,454	33,436
Food and beverage	35,096	32,850
Other operating	4,242	3,894
Advertising and promotion	11,265	9,901
Repairs and maintenance	8,374	7,483
Utilities	6,183	6,004
Franchise costs	6,478	5,971
Property tax, ground lease and insurance	18,468	15,554
Property general and administrative	23,606	21,910
Corporate overhead	6,171	5,198
Depreciation and amortization	34,016	30,882
Total operating expenses	191,353	173,083
Operating income	3,568	5,151
Interest and other income	563	63
Interest expense	(17,414)	(19,359)
Loss on extinguishment of debt	(44)	(191)
Loss before income taxes and discontinued operations	(13,327)	(14,336)
Income tax provision	(6,157)	-
Loss from continuing operations	(19,484)	(14,336)
Income from discontinued operations	48,410	1,368
Net income (loss)	28,926	(12,968)
Income from consolidated joint venture attributable to non-controlling interest	(297)	(560)
Distributions to non-controlling interest	(8)	(8)
Preferred stock dividends and redemption charge	(10,903)	(7,437)
Undistributed income allocated to unvested restricted stock compensation	(218)	-
Income available (loss attributable) to common stockholders	$17,500	$(20,973)

Basic and diluted per share amounts:
Loss from continuing operations attributable to common stockholders	$(0.20)	$(0.19)
Income from discontinued operations	0.32	0.01
Basic and diluted income available (loss attributable) to common stockholders per common share	$0.12	$(0.18)

Basic and diluted weighted average common shares outstanding	151,076	117,426

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2013/2012

	Three Months Ended
	March 31,
(In thousands)	2013	2012

Net income (loss)	$28,926	$(12,968)
Operations held for investment:
Depreciation and amortization	34,016	30,882
Amortization of lease intangibles	1,028	1,028
Interest expense	17,414	19,359
Income tax provision	6,157	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	(560)
Depreciation and amortization	(1,435)	(1,419)
Interest expense	(577)	(627)
Discontinued operations:
Depreciation and amortization	-	3,874
Amortization of lease intangibles	-	7
Interest expense	99	2,144
EBITDA	85,331	41,720

Operations held for investment:
Amortization of deferred stock compensation	1,075	946
Amortization of favorable and unfavorable contracts, net	114	-
Non-cash straightline lease expense	693	696
Capital lease obligation interest - cash ground rent	(351)	-
Gain on sale of assets	-	(11)
Loss on extinguishment of debt	44	191
Closing costs - completed acquisitions	147	36
Lawsuit settlement reversal of costs	-	(97)
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Discontinued operations:
Gain on sale of assets	(51,620)	(177)
Loss on extinguishment of debt	3,115	-
Lawsuit settlement reversal of costs	-	(48)
	(46,896)	1,423

Adjusted EBITDA	$38,435	$43,143

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

Q1 2013/2012

	Three Months Ended
	March 31,
(In thousands)	2013	2012

Net income (loss)	$28,926	$(12,968)
Preferred stock dividends and redemption charge	(10,903)	(7,437)
Operations held for investment:
Real estate depreciation and amortization	33,672	30,575
Amortization of lease intangibles	1,028	1,028
Gain on sale of assets	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	(560)
Real estate depreciation and amortization	(1,435)	(1,419)
Discontinued operations:
Real estate depreciation and amortization	-	3,874
Amortization of lease intangibles	-	7
Gain on sale of assets	(51,620)	(177)
FFO	(629)	12,912

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	114	-
Non-cash straightline lease expense	693	696
Non-cash interest related to (gain) loss on derivatives	(157)	76
Loss on extinguishment of debt	44	191
Closing costs - completed acquisitions	147	36
Lawsuit settlement reversal of costs	-	(97)
Income tax provision	6,157	-
Preferred stock redemption charge	4,641	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)
Non-cash interest related to loss on derivative	-	(1)
Discontinued operations:
Loss on extinguishment of debt	3,115	-
Lawsuit settlement reversal of costs	-	(48)
	14,641	740

Adjusted FFO	$14,012	$13,652

FFO per diluted share	$-	$0.11

Adjusted FFO per diluted share	$0.09	$0.12

Basic weighted average shares outstanding	151,076	117,426
Shares associated with unvested restricted stock awards	305	155
Diluted weighted average shares outstanding (1)	151,381	117,581

(1)         Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis. On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.01 and $0.12, respectively, for the three months ended March 31, 2013 and 2012. On an “as-converted” basis, Adjusted FFO available to common stockholders per diluted share is $0.10 and $0.13, respectively, for the three months ended March 31, 2013 and 2012.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited May 6, 2013

Pro Forma Consolidated Statements of Operations

Q1 2013 – Q1 2012

	Three Months Ended (1)
(Unaudited and in thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Revenues
Room	$143,644	$175,198	$164,527	$176,021	$136,581
Food and beverage	52,264	61,531	46,964	57,858	50,214
Other operating	13,461	15,314	14,602	13,930	13,144

Total revenues	209,369	252,043	226,093	247,809	199,939

Operating Expenses
Room	41,430	45,239	42,811	42,087	38,950
Food and beverage	37,353	42,002	35,268	37,544	35,840
Other expenses	85,990	91,152	84,828	87,157	82,308
Corporate overhead	6,171	5,430	6,114	7,575	5,198
Depreciation and amortization	36,369	36,692	36,734	36,130	36,294

Total operating expenses	207,313	220,515	205,755	210,493	198,590

Operating Income	2,056	31,528	20,338	37,316	1,349

Interest income and other income	746	829	706	761	751
Interest expense	(18,568)	(18,959)	(19,554)	(19,768)	(19,498)

Income (loss) before income taxes and discontinued operations	(15,766)	13,398	1,490	18,309	(17,398)
Income tax provision	(6,157)	(1,148)	-	-	-

Income (loss) from continuing operations	(21,923)	12,250	1,490	18,309	(17,398)
Income from discontinued operations	48,410	1,844	42,602	2,596	1,368

Net Income (Loss)	$26,487	$14,094	$44,092	$20,905	$(16,030)

Adjusted EBITDA (2)	$39,455	$69,335	$57,739	$76,400	$37,922

(1)

Includes the Company’s ownership results and prior ownership results for the pro forma 26 hotel portfolio held for investment by the Company as of March 31, 2013, plus the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013. Excludes the following: interest expense on the mortgage loan secured by the Renaissance Long Beach due to its repayment in April 2012; and interest expense and loss on extinguishment of debt on the Senior Notes due to their repayments in February 2012 and January 2013. Includes the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)	Pro Forma Adjusted EBITDA reconciliations can be found in the Appendix of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information – Unaudited May 6, 2013

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013	Page 16

Supplemental Financial Information – Unaudited May 6, 2013

Earnings Guidance for Q2 and FY 2013

The Company is providing guidance at this time, but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior-year property tax assessments and/or credits, debt repurchases or unannounced financings during 2013.  The Company expects to apply its remaining net operating loss carryforwards to reduce taxable income in 2013.  The application of the net operating loss carryforwards is viewed as a non-recurring event and therefore the Company has treated any state and federal taxes associated with the application of net operating loss carryforwards as one-time expenses and added them back to Adjusted FFO.

For the second quarter of 2013, the Company expects:

Metric	Quarter Ended June 30, 2013 Guidance (1)
Comparable Hotel RevPAR	+2.5% - 4.5%
Net Income ($ millions)	$18 - $20
Adjusted EBITDA ($ millions)	$69 - $71
Adjusted FFO ($ millions)	$47 - $49
Adjusted FFO per diluted share	$0.29 - $0.30
Diluted Weighted Average Shares Outstanding	161,500,000

(1)	Reflects the Company’s ownership period for the Hilton New Orleans St. Charles acquired on May 1, 2013.

For the full year 2013, the Company expects:

Metric	Prior 2013 FY Guidance (1)	Impact of Announced Acquisitions (2)	Reforecast & Capital Transactions (3)	Current 2013 FY Guidance	Change to Prior 2013 FY Guidance Midpoint
Comparable Hotel RevPAR	+3.5% - 5.5%	(0.5)%	-	+3.0% - 5.0%	(0.5)%
Net Income ($ millions)	$40 - $52	$28 - $30	-	$68 - $82	$29
Adjusted EBITDA ($ millions)	$224 - $236	$10 - $12	$(1)	$233 - $247	$10
Adjusted FFO ($ millions)	$132 - $144	$8 - $10	$2	$142 - $156	$11
Adjusted FFO per diluted share	$0.84 - $0.92	$0.05	$0.01	$0.90 - $0.98	$0.06
Diluted Weighted Average Shares Outstanding	157,000,000	-	2,100,000	159,100,000	2,100,000

(1)	Reflects guidance presented on February 19, 2013.
(2)	Reflects the Company’s ownership period for the Hilton New Orleans St. Charles acquired on May 1, 2013, and the Boston Park Plaza which the Company expects to acquire in or before July 2013.
(3)

Reflects the expected redemption of the Series C preferred stock on May 31, 2013, and the impact of changes to the Hilton Honors redemption program at the Hilton Times Square and Doubletree Guest Suites Times Square, along with additional shares from the exercise of the underwriters’ over-allotment option.

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013	Page 17

Supplemental Financial Information – Unaudited May 6, 2013

Earnings Guidance for Q2 and FY 2013

Second quarter and full year 2013 guidance is based in part on the following assumptions:

•                  Announced transactions are included as of their actual or expected closing date.

o                Hilton New Orleans St. Charles – May 1, 2013.

o                Boston Park Plaza – July 24, 2013 (expected closing date).

o                Series C preferred stock redemption – May 31, 2013.

•                  Full year capital investment of $110.0 million to $120.0 million.

•                  Hotel revenue disruption of $8.0 million to $10.0 million related to renovation projects, with approximately $1.0 million to $3.0 million of renovation disruption occurring in the second quarter (primarily related to renovations at the Hilton Times Square and Hyatt Chicago Magnificent Mile).

•                  Second quarter renovation-related hotel RevPAR disruption of approximately 75 to 100 basis points.

•                  Full year renovation-related hotel RevPAR disruption of approximately 100 to 125 basis points.

•                  Full year comparable hotel EBITDA margin expansion of approximately 50 to 100 basis points.

•                  Full year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $21.0 million to $22.0 million.

•                  Full year interest expense of approximately $72.0 million to $74.0 million, including $3.0 million in amortization of deferred financing fees.

•                  Full year preferred dividends of approximately $15.0 million for the Series D cumulative redeemable preferred stock, the Series A cumulative redeemable preferred stock through the March 1, 2013 redemption date and the Series C preferred stock through the May 31, 2013 redemption date.

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013	Page 18

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO

Q2 and FY 2013

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2013		December 31, 2013
	Low	High	Low	High

Net income	$18,000	$20,000	$68,000	$82,000
Depreciation and amortization	34,000	34,000	135,000	135,000
Amortization of lease intangibles	1,100	1,100	4,000	4,000
Interest expense	17,000	17,000	73,200	73,200
Non-controlling interests	(2,700)	(2,700)	(11,000)	(11,000)
Amortization of deferred stock compensation	1,250	1,250	4,600	4,600
Income tax provision	-	-	6,200	6,200
Capital lease obligation interest - cash ground rent	(350)	(350)	(1,400)	(1,400)
Non-cash straightline lease expense	700	700	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,200	3,200
Adjusted EBITDA	$69,000	$71,000	$233,000	$247,000

Reconciliation of Net Income to Adjusted FFO

Net income	$18,000	$20,000	$68,000	$82,000
Preferred stock dividends	(3,900)	(3,900)	(15,000)	(15,000)
Real estate depreciation and amortization	33,000	33,000	133,500	133,500
Non-controlling interests	(2,200)	(2,200)	(8,700)	(8,700)
Amortization of lease intangibles	1,100	1,100	4,000	4,000
Income tax provision	-	-	6,200	6,200
Non-cash straightline lease expense	700	700	2,800	2,800
Gain on sale of assets	-	-	(51,600)	(51,600)
Loss on extinguishment of debt	-	-	3,200	3,200
Adjusted FFO	$46,700	$48,700	$142,400	$156,400

Adjusted FFO per diluted share	$0.29	$0.30	$0.90	$0.98

Diluted weighted average shares outstanding	161,500	161,500	159,100	159,100

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2013	Page 19

Supplemental Financial Information – Unaudited May 6, 2013

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited May 6, 2013

Comparative Capitalization
Q1 2013 – Q1 2012

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(In thousands, except per share data)	2013	2012	2012	2012	2012

Common Share Price & Dividends
At the end of the quarter	$12.31	$10.71	$11.00	$10.99	$9.74
High during quarter ended	$12.31	$10.97	$11.70	$10.99	$10.00
Low during quarter ended	$11.02	$9.34	$9.68	$9.27	$8.06
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	162,823	158,777	136,777	136,783	119,108
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	162,823	158,777	136,777	136,783	119,108

Capitalization
Market value of common equity	$2,004,351	$1,700,502	$1,504,547	$1,503,245	$1,160,112
Liquidation value of preferred equity - Series A (2)	-	-	176,250	176,250	176,250
Liquidation value of preferred equity - Series C (3)	-	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (4)	1,300,869	1,305,392	1,395,951	1,476,428	1,529,131
Consolidated total capitalization	3,420,220	3,220,894	3,291,748	3,370,923	3,080,493

Non-controlling interest in consolidated debt	(58,481)	(58,681)	(58,878)	(59,072)	(59,263)
Pro rata total capitalization	$3,361,739	$3,162,213	$3,232,870	$3,311,851	$3,021,230

Consolidated debt to total capitalization	38.0%	40.5%	42.4%	43.8%	49.6%
Pro rata debt to pro rata total capitalization	37.0%	39.4%	41.4%	42.8%	48.7%
Consolidated debt and preferred equity to total capitalization	41.4%	47.2%	54.3%	55.4%	62.3%
Pro rata debt and preferred equity to total capitalization	40.4%	46.2%	53.5%	54.6%	61.6%

(1)

Reflects shares outstanding at respective dates. Common shares outstanding at December 31, 2012 includes the effects of the Company’s issuance of 22,000,000 shares in February 2013, and excludes the underwriters’ over-allotment of 3,300,000 shares.

(2)	Liquidation value of preferred equity - Series A at December 31, 2012 includes the effects of the Company’s redemption of all 7,050,000 shares of its Series A preferred stock on March 1, 2013.
(3)	Liquidation value of preferred equity - Series C at March 31, 2013 reflects the Company’s intention to redeem all 4,102,564 shares of its Series C preferred stock on May 31, 2013.
(4)

Consolidated debt at December 31, 2012 does not include debt secured by the Kahler Grand and the commercial laundry facility, which was classified as held for sale and included in discontinued operations as of December 31, 2012 due to their sale in January 2013.  It also excludes the Company’s remaining balance of $58.0 million of its exchangeable senior notes which were repurchased in January 2013.  Consolidated debt at June 30, 2012 does not include debt secured by the Marriott Del Mar, which was classified as held for sale and included in discontinued operations as of June 30, 2012 due to its sale in August 2012.  Consolidated debt at March 31, 2012 includes the effects of the Company’s repayment of the remaining balance on its $32.2 million non-recourse mortgage secured by the Renaissance Long Beach in April 2012.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited May 6, 2013

Consolidated Debt Summary Schedule

						Pro Forma Balance
(In thousands)		Interest Rate /	Maturity	March 31, 2013	Subsequent	Upon Completion	Balance At

Debt	Collateral	Spread	Date	Balance	Events (1)	of the Transaction	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	$22,105	$-	$22,105	$20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,410	-	14,410	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	26,110	-	26,110	24,385
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	43,135	-	43,135	40,285
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	40,373	-	40,373	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	94,872	-	94,872	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,184	-	32,184	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	79,648	-	79,648	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	72,210	-	72,210	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	2/1/2018	-	119,500	119,500	109,628
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	68,553	-	68,553	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	89,336	-	89,336	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	128,009	-	128,009	106,580
Total Fixed Rate Debt				886,945	119,500	1,006,445	920,458
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	233,924	-	233,924	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000	167,498
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/1/2015	-	-	-	-
Total Variable Rate Debt				413,924	-	413,924	390,506

TOTAL CONSOLIDATED DEBT				$1,300,869	$119,500	$1,420,369	$1,310,964

Preferred Stock
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000	$(100,000)	$-
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$-	$115,000

Debt Statistics
% Fixed Rate Debt				68.2%		70.9%
% Floating Rate Debt				31.8%		29.1%
Average Interest Rate (2)				4.93%		4.88%
Weighted Average Maturity of Debt				4.4 years

(1)     Subsequent Events include the Company’s assumption of a mortgage secured by the Boston Park Plaza, as well as the redemption of the Series C cumulative convertible redeemable preferred stock (the “Series C preferred stock”). The Company expects to acquire the Boston Park Plaza in or before July 2013, and estimates the related mortgage balance at the acquisition date will be $119.5 million. The Company intends to redeem all 4,102,564 shares of its Series C preferred stock on May 31, 2013.

(2)     Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at March 31, 2013 and includes the effect of the Company’s interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information – Unaudited May 6, 2013

Consolidated Amortization and Debt Maturity Schedule

as of March 31, 2013

(1)         Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2013 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information – Unaudited May 6, 2013

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 24

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.20%	75%	Leasehold	2071	2011
2	Boston Park Plaza (2)	Massachusetts	Independent	1,053	8.14%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.24%	100%	Fee Simple		2005
4	Renaissance Orlando at SeaWorld® (3)	Florida	Marriott	781	6.04%	100%	Fee Simple		2005
5	Renaissance Harborplace	Maryland	Marriott	622	4.81%	100%	Leasehold	2085	2005
6	Renaissance Los Angeles Airport	California	Marriott	499	3.86%	100%	Fee Simple		2007
7	JW Marriott New Orleans (4)	Louisiana	Marriott	496	3.83%	100%	Leasehold	2044 / 2081	2011
8	Hilton North Houston	Texas	Hilton	480	3.71%	100%	Fee Simple		2002
9	Marriott Quincy	Massachusetts	Marriott	464	3.59%	100%	Fee Simple		2007
10	Doubletree Guest Suites Times Square	New York	Hilton	460	3.56%	100%	Leasehold	2127	2011
11	Hilton Times Square	New York	Hilton	460	3.56%	100%	Leasehold	2091	2006
12	Fairmont Newport Beach	California	Fairmont	444	3.43%	100%	Leasehold	2082	2005
13	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	417	3.22%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.19%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	403	3.12%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	3.06%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	3.02%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.89%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.84%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.76%	100%	Fee Simple		2012
21	Renaissance Westchester	New York	Marriott	347	2.68%	100%	Fee Simple		2010
22	Embassy Suites La Jolla	California	Hilton	340	2.63%	100%	Fee Simple		2006
23	Marriott Philadelphia	Pennsylvania	Marriott	289	2.23%	100%	Fee Simple		2002
24	Hilton New Orleans St. Charles Avenue	Louisiana	Hilton	250	1.93%	100%	Fee Simple		2013
25	Marriott Portland	Oregon	Marriott	249	1.93%	100%	Fee Simple		2000
26	Sheraton Cerritos	California	Sheraton	203	1.57%	100%	Leasehold	2087	2005
27	Marriott Park City	Utah	Marriott	199	1.54%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	185	1.43%	100%	Leasehold	2096	1999

	Total pro forma comparable portfolio			12,935	100%

	(1) Assumes the full exercise of all lease extensions.
	(2) On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.
	(3) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
	(4) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.

PROPERTY-LEVEL DATA	Page 25

Supplemental Financial Information – Unaudited May 6, 2013

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level Operating Statistics

Q1 2013/2012

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2013	2012	Variance	2013	2012	Variance	2013	2012	Variance
1	Hilton San Diego Bayfront	$205.53	$211.87	-3.0%	80.6%	79.6%	1.3%	$165.66	$168.65	-1.8%
2	Boston Park Plaza (1) (2)	125.16	129.05	-3.0%	64.3%	74.1%	-13.2%	80.48	95.63	-15.8%
3	Renaissance Washington DC	215.64	202.54	6.5%	73.6%	62.3%	18.1%	158.71	126.18	25.8%
4	Renaissance Orlando at SeaWorld ®	159.54	151.62	5.2%	82.1%	79.3%	3.5%	130.98	120.23	8.9%
5	Renaissance Harborplace	147.33	140.17	5.1%	61.7%	60.6%	1.8%	90.90	84.94	7.0%
6	Renaissance Los Angeles Airport	113.48	115.13	-1.4%	88.0%	85.4%	3.0%	99.86	98.32	1.6%
7	JW Marriott New Orleans	210.74	182.86	15.2%	85.3%	84.2%	1.3%	179.76	153.97	16.8%
8	Hilton North Houston	101.16	106.79	-5.3%	87.9%	79.6%	10.4%	88.92	85.00	4.6%
9	Marriott Quincy	143.77	146.66	-2.0%	59.6%	58.0%	2.8%	85.69	85.06	0.7%
10	Doubletree Guest Suites Times Square	272.47	243.29	12.0%	96.2%	95.8%	0.4%	262.12	233.07	12.5%
11	Hilton Times Square (3)	254.29	226.66	12.2%	65.1%	96.3%	-32.4%	165.54	218.27	-24.2%
12	Fairmont Newport Beach	141.77	133.51	6.2%	71.5%	70.4%	1.6%	101.37	93.99	7.8%
13	Hyatt Chicago Magnificent Mile (1) (3)	109.78	110.67	-0.8%	49.1%	65.1%	-24.6%	53.90	72.05	-25.2%
14	Marriott Boston Long Wharf	209.51	197.54	6.1%	78.8%	81.7%	-3.5%	165.09	161.39	2.3%
15	Hyatt Regency Newport Beach (3)	128.70	120.39	6.9%	57.3%	85.0%	-32.6%	73.75	102.33	-27.9%
16	Marriott Tysons Corner	166.20	174.75	-4.9%	58.2%	60.2%	-3.3%	96.73	105.20	-8.1%
17	Marriott Houston	104.20	100.76	3.4%	83.0%	76.3%	8.8%	86.49	76.88	12.5%
18	Renaissance Long Beach	150.36	138.76	8.4%	76.5%	76.7%	-0.3%	115.03	106.43	8.1%
19	Embassy Suites Chicago	143.71	146.98	-2.2%	72.5%	62.2%	16.6%	104.19	91.42	14.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	124.15	118.96	4.4%	71.8%	71.6%	0.3%	89.14	85.18	4.7%
21	Renaissance Westchester (3)	131.40	119.77	9.7%	47.2%	71.6%	-34.1%	62.02	85.76	-27.7%
22	Embassy Suites La Jolla	161.13	153.84	4.7%	80.9%	74.1%	9.2%	130.35	114.00	14.4%
23	Marriott Philadelphia	160.57	166.20	-3.4%	59.6%	60.1%	-0.8%	95.70	99.89	-4.2%
24	Hilton New Orleans St. Charles Avenue (1)	177.51	175.29	1.3%	84.8%	82.1%	3.3%	150.53	143.91	4.6%
25	Marriott Portland	137.59	126.81	8.5%	69.2%	76.3%	-9.3%	95.21	96.76	-1.6%
26	Sheraton Cerritos	117.31	115.42	1.6%	92.5%	90.1%	2.7%	108.51	103.99	4.3%
27	Marriott Park City	215.40	218.53	-1.4%	82.7%	81.7%	1.2%	178.14	178.54	-0.2%
28	Courtyard by Marriott Los Angeles	141.88	137.96	2.8%	94.5%	95.2%	-0.7%	134.08	131.34	2.1%

	Pro Forma Comparable Portfolio (1)	$165.43	$159.57	3.7%	73.6%	75.7%	-2.8%	$121.76	$120.79	0.8%

	Comparable Portfolio (4)	$168.25	$161.70	4.1%	74.2%	75.6%	-1.9%	$124.84	$122.25	2.1%

(1)         Pro Forma Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(2)         On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.

(3)         Operating statistics for the first quarter of 2013 are impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(4)         Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level Operating Statistics

FY 2012

	Hotels sorted by number of rooms	ADR
		For the Year Ended December 31, 2012
		ADR	Occupancy	RevPAR
1	Hilton San Diego Bayfront	$206.87	80.8%	$167.15
2	Boston Park Plaza (1) (2)	169.11	84.9%	143.57
3	Renaissance Washington DC	203.49	68.1%	138.58
4	Renaissance Orlando at SeaWorld ®	135.11	73.5%	99.31
5	Renaissance Harborplace	161.33	72.2%	116.48
6	Renaissance Los Angeles Airport	116.86	82.6%	96.53
7	JW Marriott New Orleans	167.97	82.3%	138.24
8	Hilton North Houston	100.09	80.7%	80.77
9	Marriott Quincy	146.55	74.1%	108.59
10	Doubletree Guest Suites Times Square	354.38	97.9%	346.94
11	Hilton Times Square	302.25	98.0%	296.21
12	Fairmont Newport Beach	134.41	74.4%	100.00
13	Hyatt Chicago Magnificent Mile (1)	158.42	79.5%	125.94
14	Marriott Boston Long Wharf	260.85	86.4%	225.37
15	Hyatt Regency Newport Beach	131.01	82.1%	107.56
16	Marriott Tysons Corner	166.24	68.1%	113.21
17	Marriott Houston	96.94	79.2%	76.78
18	Renaissance Long Beach	134.25	75.3%	101.09
19	Embassy Suites Chicago	191.50	81.1%	155.31
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	165.33	85.0%	140.53
21	Renaissance Westchester	134.48	72.5%	97.50
22	Embassy Suites La Jolla	161.19	78.8%	127.02
23	Marriott Philadelphia	162.68	68.9%	112.09
24	Hilton New Orleans St. Charles Avenue (1)	158.36	78.2%	123.84
25	Marriott Portland	145.25	83.1%	120.70
26	Sheraton Cerritos	111.51	90.4%	100.81
27	Marriott Park City	144.79	65.0%	94.11
28	Courtyard by Marriott Los Angeles	141.50	95.1%	134.57

	Pro Forma Comparable Portfolio (1)	$174.92	79.6%	$139.24

	Comparable Portfolio (3)	$175.78	79.2%	$139.22

(1)                   Pro Forma Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(2) On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.

(3)                   Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited May 6, 2013

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information – Unaudited May 6, 2013

Comparable and Pro Forma Comparable Portfolio Operating Statistics by Brand
Q1 2013/2012

		For the Three Months Ended March 31,

		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	15	73.3%	$164.07	$120.26	72.6%	$155.00	$112.53	6.9%
Hilton (1)	8	80.2%	$187.89	$150.69	80.8%	$186.36	$150.58	0.1%
Hyatt (2)	2	53.1%	$119.80	$63.61	74.9%	$116.10	$86.96	-26.9%
Other (3)	2	78.1%	$132.68	$103.62	76.6%	$126.84	$97.16	6.6%
Independent (4)	1	64.3%	$125.16	$80.48	74.1%	$129.05	$95.63	-15.8%

Pro Forma Comparable Portfolio (5)	28	73.6%	$165.43	$121.76	75.7%	$159.57	$120.79	0.8%

Comparable Portfolio (6)	26	74.2%	$168.25	$124.84	75.6%	$161.70	$122.25	2.1%

(1)			Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, and the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013.

(2)			Hyatt includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012.

(3)			Includes Fairmont and Sheraton.

(4)

Independent includes prior ownership results for the Boston Park Plaza which is expected to be acquired in or before July 2013. On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.

(5)

Pro Forma Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(6)

Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information – Unaudited May 6, 2013

Pro Forma Comparable Portfolio Property-Level Q1 2013 EBITDA Contribution
by Brand

Hyatt
-5%
Fairmont
2%
Sheraton
2%
Hilton
39%
Marriott
63%
Hilton 26.9%
Hilton Garden Inn 1.0%
Doubletree 5.4%
Embassy Suites 5.8%
Hotels 8
Rooms 3,905
Renaissance 31.6%
Marriott 19.3%
JW Marriott 9.9%
Courtyard 1.9%
Hotels 15
Rooms 6,510
Independent
-1%

Note: Consolidated First Quarter 2013 Hotel EBITDA of 28 hotel pro forma comparable portfolio as of March 31, 2013.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited May 6, 2013

Comparable and Pro Forma Comparable Portfolio Operating Statistics by Region

Q1 2013/2012

		For the Three Months Ended March 31,
		2013			2012
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	8	79.0%	$158.56	$125.26	80.4%	$156.67	$125.96	-0.6%
Other West	4	82.1%	$125.23	$102.81	78.3%	$126.34	$98.92	3.9%
Midwest (1)	3	63.7%	$127.27	$81.07	66.2%	$124.48	$82.41	-1.6%
East (2)	13	70.8%	$183.87	$130.18	74.1%	$174.15	$129.05	0.9%

Pro Forma Comparable Portfolio (3)	28	73.6%	$165.43	$121.76	75.7%	$159.57	$120.79	0.8%

Comparable Portfolio (4)	26	74.2%	$168.25	$124.84	75.6%	$161.70	$122.25	2.1%

(1)	Midwest includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.
(2)

East includes prior ownership results for the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013. On January 1, 2012, the Boston Park Plaza had 941 rooms. The hotel added 12 rooms in September 2012, and an additional 100 rooms in January 2013.

(3)

Pro Forma Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(4)

Comparable Portfolio includes all 26 hotels held for investment by the Company as of March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited May 6, 2013

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA
Q1 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31,

	(In thousands)	2013	2012
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1)	$9,694	$10,876	-11%
2	Boston Park Plaza	(631)	(74)	-753%
3	Renaissance Washington DC	5,654	2,512	125%
4	Renaissance Orlando at SeaWorld ®	5,838	5,569	5%
5	Renaissance Harborplace (4)	1,103	736	50%
6	Renaissance Los Angeles Airport	1,264	1,066	19%
7	JW Marriott New Orleans	4,519	2,920	55%
8	Hilton North Houston (4)	1,276	1,567	-19%
9	Marriott Quincy	852	689	24%
10	Doubletree Guest Suites Times Square (1)	2,466	1,774	39%
11	Hilton Times Square (3)	(97)	1,297	-107%
12	Fairmont Newport Beach	1,087	913	19%
13	Hyatt Chicago Magnificent Mile (3)	(1,899)	(643)	-195%
14	Marriott Boston Long Wharf	2,409	1,566	54%
15	Hyatt Regency Newport Beach (3)	(245)	898	-127%
16	Marriott Tysons Corner	1,308	1,372	-5%
17	Marriott Houston (4)	876	979	-11%
18	Renaissance Long Beach	1,594	1,167	37%
19	Embassy Suites Chicago	787	500	57%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	469	415	13%
21	Renaissance Westchester (3)	(978)	(116)	-743%
22	Embassy Suites La Jolla	1,862	1,828	2%
23	Marriott Philadelphia	715	636	12%
24	Hilton New Orleans St. Charles Avenue	1,472	1,561	-6%
25	Marriott Portland	860	940	-9%
26	Sheraton Cerritos	888	688	29%
27	Marriott Park City	1,847	1,842	0%
28	Courtyard by Marriott Los Angeles	858	829	3%

	Pro Forma Comparable Portfolio (5)	$45,848	$44,307	3%

	(1)	Reflects 100% ownership.
	(2)	Reconciliations to Net Income (Loss) provided on pages 43 and 44.
	(3)

Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

	(4)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000.

	(5)

Pro Forma Comparable Portfolio for the three months ended March 31, 2013 and 2012 includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Margins
Q1 2013/2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2013	2012
		Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps
1	Hilton San Diego Bayfront (1)	33.3%	35.5%	(220)	bps
2	Boston Park Plaza	-5.9%	-0.7%	(520)	bps
3	Renaissance Washington DC	28.9%	18.3%	1,060	bps
4	Renaissance Orlando at SeaWorld ®	33.8%	35.6%	(180)	bps
5	Renaissance Harborplace (3)	13.4%	10.4%	300	bps
6	Renaissance Los Angeles Airport	20.0%	18.8%	120	bps
7	JW Marriott New Orleans	42.0%	35.1%	690	bps
8	Hilton North Houston (3)	21.5%	26.5%	(500)	bps
9	Marriott Quincy	15.4%	14.3%	110	bps
10	Doubletree Guest Suites Times Square (1)	18.8%	14.8%	400	bps
11	Hilton Times Square (2)	-1.3%	12.6%	(1,390)	bps
12	Fairmont Newport Beach	17.2%	15.2%	200	bps
13	Hyatt Chicago Magnificent Mile (2)	-69.4%	-16.9%	(5,250)	bps
14	Marriott Boston Long Wharf	24.4%	19.2%	520	bps
15	Hyatt Regency Newport Beach (2)	-5.2%	13.6%	(1,880)	bps
16	Marriott Tysons Corner	27.6%	29.1%	(150)	bps
17	Marriott Houston (3)	22.0%	24.8%	(280)	bps
18	Renaissance Long Beach	27.9%	24.7%	320	bps
19	Embassy Suites Chicago	19.2%	13.5%	570	bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	14.3%	13.2%	110	bps
21	Renaissance Westchester (2)	-35.3%	-2.9%	(3,240)	bps
22	Embassy Suites La Jolla	39.5%	41.1%	(160)	bps
23	Marriott Philadelphia	17.3%	16.1%	120	bps
24	Hilton New Orleans St. Charles Avenue	40.0%	44.1%	(410)	bps
25	Marriott Portland	32.5%	33.9%	(140)	bps
26	Sheraton Cerritos	27.7%	23.5%	420	bps
27	Marriott Park City	42.9%	43.0%	(10)	bps
28	Courtyard by Marriott Los Angeles	32.3%	31.6%	70	bps

	Pro Forma Comparable Portfolio (4)	22.1%	22.3%	(20)	bps

	Comparable Portfolio (5)	23.3%	23.3%	-	bps

	Adjusted Comparable Portfolio (3)	23.3%	23.2%	10	bps

	Adjusted Comparable Portfolio without renovation hotels (2)	27.5%	25.9%	160	bps

	(1)	Reflects 100% ownership.
	(2)

Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Excluding these four hotels, EBITDA margins for our Adjusted Comparable Portfolio would have been 27.5% and 25.9% for the three months ended March 31, 2013 and 2012, respectively.

	(3)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000. Without this benefit, Comparable Portfolio EBITDA margin for the three months ended March 31, 2012 would have been 23.2%.

	(4)

Pro Forma Comparable Portfolio for the three months ended March 31, 2013 and 2012 includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

	(5)

Comparable Portfolio for the three months ended March 31, 2013 and 2012 includes all 26 hotels held for investment by the Company as of March 31, 2013. Includes prior ownership results for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited May 6, 2013

APPENDIX

APPENDIX	Page 36

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2013

	Three Months Ended March 31, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income (loss)	$28,926	$(48,410)	$968	$(3,799)	$209	$183	$-	$-	$-	$(21,923)
Operations held for investment:
Depreciation and amortization	34,016	-	504	1,849	-	-	-	-	-	36,369
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	1,028
Interest expense	17,414	-	-	1,319	(165)	-	-	-	-	18,568
Income tax provision	6,157	-	-	-	-	-	-	-	-	6,157
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	-	-	-	-	-	-	-	-	(297)
Depreciation and amortization	(1,435)	-	-	-	-	-	-	-	-	(1,435)
Interest expense	(577)	-	-	-	-	-	-	-	-	(577)
Discontinued operations:
Interest expense	99	(99)	-	-	-	-	-	-	-	-
EBITDA	85,331	(48,509)	1,472	(631)	44	183	-	-	-	37,890

Operations held for investment:
Amortization of deferred stock compensation	1,075	-	-	-	-	-	-	-	-	1,075
Amortization of favorable and unfavorable contracts, net	114	-	-	-	-	-	-	-	-	114
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	693
Capital lease obligation interest - cash ground rent	(351)	-	-	-	-	-	-	-	-	(351)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	147	-	-	-	-	-	-	-	-	147
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	(46,896)	48,505	-	-	(44)	-	-	-	-	1,565

Adjusted EBITDA	$38,435	$(4)	$1,472	$(631)	$-	$183	$-	$-	$-	$39,455

*Footnotes on following page

APPENDIX	Page 37

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2013

	Three Months Ended March 31, 2013
			Acquisition:	Acquisition:	Repurchase:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hilton	Boston	Exchangeable	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	New Orleans (3)	Park Plaza (4)	Senior Notes (5)	Equity (6)	Stock (7)	Stock (8)	Stock (9)	Forma (10)

Net income (loss)	$28,926	$(48,410)	$968	$(3,799)	$209	$183	$-	$-	$-	$(21,923)
Preferred stock dividends and redemption charge	(10,903)	-	-	-	-	-	-	6,991	1,612	(2,300)
Operations held for investment:
Real estate depreciation and amortization	33,672	-	504	1,849	-	-	-	-	-	36,025
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(297)	-	-	-	-	-	-	-	-	(297)
Real estate depreciation and amortization	(1,435)	-	-	-	-	-	-	-	-	(1,435)
Discontinued operations:
Gain on sale of assets	(51,620)	51,620	-	-	-	-	-	-	-	-
FFO	(629)	3,210	1,472	(1,950)	209	183	-	6,991	1,612	11,098

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	114	-	-	-	-	-	-	-	-	114
Non-cash straightline lease expense	693	-	-	-	-	-	-	-	-	693
Non-cash interest related to loss on derivatives	(157)	-	-	-	-	-	-	-	-	(157)
Loss on extinguishment of debt	44	-	-	-	(44)	-	-	-	-	-
Closing costs - completed acquisitions	147	-	-	-	-	-	-	-	-	147
Income tax provision	6,157	-	-	-	-	-	-	-	-	6,157
Preferred stock redemption charge	4,641	-	-	-	-	-	-	(4,641)	-	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	(113)
Discontinued operations:
Loss on extinguishment of debt	3,115	(3,115)	-	-	-	-	-	-	-	-
	14,641	(3,115)	-	-	(44)	-	-	(4,641)	-	6,841

Adjusted FFO	$14,012	$95	$1,472	$(1,950)	$165	$183	$-	$2,350	$1,612	$17,939

FFO per diluted share	$(0.00)									$0.07

Adjusted FFO per diluted share	$0.09									$0.11

Basic weighted average shares outstanding	151,076						9,594			160,670
Shares associated with unvested restricted stock awards	305						-			305
Diluted weighted average shares outstanding (11)	151,381						9,594			160,975

(1) Actual represents the Company’s ownership results for the 26 hotels in which the Company has interests as of March 31, 2013.

(2) Discontinued Operations  represents the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hilton New Orleans St. Charles Avenue represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(4) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which the Company intends to acquire in or before July 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(5) Repurchase: Exchangeable Senior Notes represents interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of the remaining $58.0 million balance of its 4.6% Exchangeable Senior Notes in January 2013.

(6) Investment: Preferred Equity represents the 11% dividend  on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(7) Issuance: Common Stock represents the 25,300,000 shares issued by the Company in connection with a common stock offering in February 2013.

(8) Redemption: Series A Preferred Stock represents the dividends paid, as well as the redemption charge incurred, by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(9) Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its cumulative convertible redeemable preferred stock expected to be redeemed by the Company in May 2013.

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the  Exchangeable Senior Note repurchase and Preferred Equity Investment  in  January 2013, the common stock issuance in February 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 38

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net loss	$(12,968)	$(1,368)	$(2,593)	$(694)	$1,057	$(3,242)	$1,722	$688	$-	$-	$-	$(17,398)
Operations held for investment:
Depreciation and amortization	30,882	-	1,950	1,109	504	1,849	-	-	-	-	-	36,294
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	-	1,028
Interest expense	19,359	-	351	-	-	1,319	(1,531)	-	-	-	-	19,498
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	-	-	-	-	-	-	-	(560)
Depreciation and amortization	(1,419)	-	-	-	-	-	-	-	-	-	-	(1,419)
Interest expense	(627)	-	-	-	-	-	-	-	-	-	-	(627)
Discontinued operations:
Depreciation and amortization	3,874	(3,874)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-	-	-
Interest expense	2,144	(2,144)	-	-	-	-	-	-	-	-	-	-
EBITDA	41,720	(7,393)	(292)	415	1,561	(74)	191	688	-	-	-	36,816

Operations held for investment:
Amortization of deferred stock compensation	946	-	-	-	-	-	-	-	-	-	-	946
Non-cash straightline lease expense	696	-	-	-	-	-	-	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	(351)	-	-	-	-	-	-	-	-	(351)
Gain on sale of assets	(11)	-	-	-	-	-	-	-	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	36	-	-	-	-	-	-	-	-	-	-	36
Lawsuit settlement reversal of costs	(97)	-	-	-	-	-	-	-	-	-	-	(97)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	1,423	225	(351)	-	-	-	(191)	-	-	-	-	1,106

Adjusted EBITDA	$43,143	$(7,168)	$(643)	$415	$1,561	$(74)	$-	$688	$-	$-	$-	$37,922

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net loss	$(12,968)	$(1,368)	$(2,593)	$(694)	$1,057	$(3,242)	$1,722	$688	$-	$-	$-	$(17,398)
Preferred stock dividends	(7,437)	-	-	-	-	-	-	-	-	3,525	1,612	(2,300)
Operations held for investment:
Real estate depreciation and amortization	30,575	-	1,950	1,109	504	1,849	-	-	-	-	-	35,987
Amortization of lease intangibles	1,028	-	-	-	-	-	-	-	-	-	-	1,028
Gain on sale of assets	(11)	-	-	-	-	-	-	-	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	-	-	-	-	-	-	-	(560)
Real estate depreciation and amortization	(1,419)	-	-	-	-	-	-	-	-	-	-	(1,419)
Discontinued operations:
Real estate depreciation and amortization	3,874	(3,874)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets	(177)	177	-	-	-	-	-	-	-	-	-	-
FFO	12,912	(5,072)	(643)	415	1,561	(1,393)	1,722	688	-	3,525	1,612	15,327

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	-	-	-	-	-	-	-	696
Non-cash interest related to loss on derivatives	76	-	-	-	-	-	-	-	-	-	-	76
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	36	-	-	-	-	-	-	-	-	-	-	36
Lawsuit settlement reversal of costs	(97)	-	-	-	-	-	-	-	-	-	-	(97)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	-	-	-	-	-	-	-	(113)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	-	-	-	(1)
Discontinued operations:
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	740	48	-	-	-	-	(191)	-	-	-	-	597

Adjusted FFO	$13,652	$(5,024)	$(643)	$415	$1,561	$(1,393)	$1,531	$688	$-	$3,525	$1,612	$15,924

FFO per diluted share	$0.11											$0.10

Adjusted FFO per diluted share	$0.12											$0.10

Basic weighted average shares outstanding	117,426								42,897			160,323
Shares associated with unvested restricted stock awards	155								-			155
Diluted weighted average shares outstanding (13)	117,581								42,897			160,478

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company had interests as of March 31, 2012.  In accordance with the March 31, 2013 presentation, 24 hotels are classified as held for investment and eight have been reclassified as discontinued operations.

(2) Discontinued Operations  represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: Hilton New Orleans St. Charles Avenue represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6) Acquisition: Boston Park Plaza represents prior ownership results for the hotel which the Company expects to acquire in or before July 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7) Repayment: Debt & Senior Notes represents interest and deferred finance fee amortization on the $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with  interest, accretion of discount, deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining $58.0 million balance in January 2013.

(8) Investment: Preferred Equity represents the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(9) Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares  and  the 25,300,000 shares issued by the Company in connection with a common stock offering in June 2012 and  February 2013, respectively.

(10) Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.

(11) Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its cumulative convertible redeemable preferred stock expected to be redeemed by the Company in May 2013.

(12) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, the Preferred Equity Investment in January 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.

(13) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

FY 2012

	Year Ended December 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$2,916	$4,363	$5,135	$2,750	$-	$-	$-	$14,651
Operations held for investment:
Depreciation and amortization	130,907	-	3,313	2,218	2,016	7,396	-	-	-	-	-	145,850
Amortization of lease intangibles	4,113	-	-	-	-	-	-	-	-	-	-	4,113
Interest expense	76,821	-	585	-	-	5,317	(4,944)	-	-	-	-	77,779
Income tax provision	1,148	-	-	-	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	-	-	-	(1,761)
Depreciation and amortization	(5,685)	-	-	-	-	-	-	-	-	-	-	(5,685)
Interest expense	(2,477)	-	-	-	-	-	-	-	-	-	-	(2,477)
Discontinued operations:
Depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	220	(220)	-	-	-	-	-	-	-	-	-	-
Interest expense	6,490	(6,490)	-	-	-	-	-	-	-	-	-	-
EBITDA	272,497	(68,284)	1,103	3,353	4,932	17,076	191	2,750	-	-	-	233,618

Operations held for investment:
Amortization of deferred stock compensation	3,466	-	-	-	-	-	-	-	-	-	-	3,466
Amortization of favorable and unfavorable contracts, net	206	-	-	-	-	-	-	-	-	-	-	206
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	-	-	-	2,777
Capital lease obligation interest - cash ground rent	(819)	-	(585)	-	-	-	-	-	-	-	-	(1,404)
Loss on sale of assets, net	18	-	-	-	-	-	-	-	-	-	-	18
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	-	-	-	623
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	(450)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	(29,786)	38,340	(585)	-	-	-	(191)	-	-	-	-	7,778

Adjusted EBITDA	$242,711	$(29,944)	$518	$3,353	$4,932	$17,076	$-	$2,750	$-	$-	$-	$241,396

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited May 6, 2013

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
FY 2012

	Year Ended December 31, 2012
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Repayment:	Investment:	Issuance:	Redemption:	Redemption:
		Discontinued	Hyatt	Hilton Garden Inn	Hilton	Boston	Debt &	Preferred	Common	Series A Preferred	Series C Preferred	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	New Orleans (5)	Park Plaza (6)	Senior Notes (7)	Equity (8)	Stock (9)	Stock (10)	Stock (11)	Forma (12)

Net income	$49,557	$(48,410)	$(2,795)	$1,135	$2,916	$4,363	$5,135	$2,750	$-	$-	$-	$14,651
Preferred stock dividends	(29,748)	-	-	-	-	-	-	-	-	14,100	6,448	(9,200)
Operations held for investment:
Real estate depreciation and amortization	129,668	-	3,313	2,218	2,016	7,396	-	-	-	-	-	144,611
Amortization of lease intangibles	4,113	-	-	-	-	-	-	-	-	-	-	4,113
Loss on sale of assets, net	18	-	-	-	-	-	-	-	-	-	-	18
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(1,761)	-	-	-	-	-	-	-	-	-	-	(1,761)
Real estate depreciation and amortization	(5,685)	-	-	-	-	-	-	-	-	-	-	(5,685)
Discontinued operations:
Real estate depreciation and amortization	13,164	(13,164)	-	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets, net	(38,292)	38,292	-	-	-	-	-	-	-	-	-	-
FFO	121,048	(23,296)	518	3,353	4,932	11,759	5,135	2,750	-	14,100	6,448	146,747

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	206	-	-	-	-	-	-	-	-	-	-	206
Non-cash straightline lease expense	2,777	-	-	-	-	-	-	-	-	-	-	2,777
Write-off of deferred financing fees	3	-	-	-	-	-	(3)	-	-	-	-	-
Non-cash interest related to loss on derivatives	406	-	-	-	-	-	-	-	-	-	-	406
Loss on extinguishment of debt	191	-	-	-	-	-	(191)	-	-	-	-	-
Closing costs - completed acquisitions	1,965	-	-	-	-	-	-	-	-	-	-	1,965
Lawsuit settlement costs, net	158	-	-	-	-	-	-	-	-	-	-	158
Prior year property tax and CAM adjustments, net	621	-	-	-	-	-	-	-	-	-	-	621
Hotel laundry closing costs	623	-	-	-	-	-	-	-	-	-	-	623
Income tax provision	1,148	-	-	-	-	-	-	-	-	-	-	1,148
Non-controlling interests:
Non-cash straightline lease expense	(450)	-	-	-	-	-	-	-	-	-	-	(450)
Non-cash interest related to loss on derivative	(1)	-	-	-	-	-	-	-	-	-	-	(1)
Prior year property tax adjustments, net	(202)	-	-	-	-	-	-	-	-	-	-	(202)
Discontinued operations:
Write-off of deferred financing fees	185	(185)	-	-	-	-	-	-	-	-	-	-
Lawsuit settlement reversal of costs	(48)	48	-	-	-	-	-	-	-	-	-	-
	7,582	(137)	-	-	-	-	(194)	-	-	-	-	7,251

Adjusted FFO	$128,630	$(23,433)	$518	$3,353	$4,932	$11,759	$4,941	$2,750	$-	$14,100	$6,448	$153,998

FFO per diluted share	$0.95											$0.91

Adjusted FFO per diluted share	$1.01											$0.96

Basic weighted average shares outstanding	127,027								33,449			160,476
Shares associated with unvested restricted stock awards	274								-			274
Diluted weighted average shares outstanding (13)	127,301								33,449			160,750

(1)

Actual represents the Company’s ownership results for the 30 hotels in which the Company had interests as of December 31, 2012, of which 26 hotels were classified as held for investment and four reclassified as discontinued operations.

(2)

Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011, plus the ownership results for the Marriott Del Mar which was sold in August 2012, along with the Doubletree Guest Suites Minneapolis, Hilton Del Mar, Marriott Troy and an office building adjacent to the Marriott Troy, which were sold in September 2012.

It also includes the ownership results for the Kahler Grand, Kahler Inn & Suites, Marriott Rochester, Residence Inn by Marriott Rochester and the Rochester commercial laundry facility which were sold in January 2013.

(3)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)

Acquisition: Hilton New Orleans St. Charles Avenue represents prior ownership results for the hotel which was acquired by the Company on May 1, 2013, adjusted for the Company’s pro forma depreciation expense.

(6)

Acquisition: Boston Park Plaza represents prior ownership results for the hotel which the Company expects to acquire in or before July 2013, adjusted for the Company’s pro forma depreciation and interest expense.

(7)

Repayment: Debt & Senior Notes represents interest, deferred finance fee amortization and deferred finance fees written off on the   $32.2 million non-recourse mortgage secured by the Renaissance Long Beach, which was repaid in April 2012, along with interest, accretion of discount,

deferred finance fee amortization and loss on extinguishment of debt related to the Company’s repurchase of   $4.5 million of its 4.6% Exchangeable Senior Notes in February 2012 and the remaining   $58.0 million balance in January 2013.

(8)

Investment: Preferred Equity represents the 11% dividend on the   $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(9)

Issuance: Common Stock represents the 5,454,164 shares issued to the seller of the Hyatt Chicago Magnificent Mile in June 2012, along with the 12,143,273 shares and the 25,300,000 shares issued by the Company in connection with a common stock offering in June 2012 and February 2013, respectively.

(10)	Redemption: Series A Preferred Stock represents the dividends paid by the Company on the 7,050,000 shares of 8.0% cumulative redeemable preferred stock redeemed by the Company in March 2013.
(11)

Redemption: Series C Preferred Stock represents the dividends paid by the Company on the 4,102,564 shares of its cumulative convertible redeemable preferred stock expected to be redeemed by the Company in May 2013.

(12)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 28 hotel portfolio, as well as the effects of the repayment of debt in April 2012, the Exchangeable Senior Note repurchases in February 2012 and January 2013, the common stock issuances in June 2012 and February 2013, the Preferred Equity Investment in January 2013, along with the Series A and Series C Preferred Stock redemptions in March 2013 and May 2013, respectively.
(13)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Reconciliation
Q1 2013

Hotels sorted by number of rooms	For the Three Months Ended March 31, 2013
			Plus:	Plus:	Plus:	Equals:	Hotel
(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
	Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
Hilton San Diego Bayfront (1)	$29,068	$1,195	$450	$5,742	$2,307	$9,694	33.3%
Boston Park Plaza	10,769	(3,799)	-	1,849	1,319	(631)	-5.9%
Renaissance Washington DC	19,544	1,253	-	2,471	1,930	5,654	28.9%
Renaissance Orlando at SeaWorld ®	17,263	2,883	-	1,848	1,107	5,838	33.8%
Renaissance Harborplace	8,252	(1,926)	-	1,788	1,241	1,103	13.4%
Renaissance Los Angeles Airport	6,334	515	-	749	-	1,264	20.0%
JW Marriott New Orleans	10,755	2,501	1	1,601	416	4,519	42.0%
Hilton North Houston	5,932	(132)	-	932	476	1,276	21.5%
Marriott Quincy	5,519	(289)	-	1,141	-	852	15.4%
Doubletree Guest Suites Times Square (1)	13,106	(2,579)	1,000	2,288	1,757	2,466	18.8%
Hilton Times Square (3)	7,743	(3,867)	270	2,270	1,230	(97)	-1.3%
Fairmont Newport Beach	6,302	(187)	-	1,274	-	1,087	17.2%
Hyatt Chicago Magnificent Mile (3)	2,736	(3,778)	-	1,528	351	(1,899)	-69.4%
Marriott Boston Long Wharf	9,891	(2,146)	-	2,096	2,459	2,409	24.4%
Hyatt Regency Newport Beach (3)	4,724	(867)	-	622	-	(245)	-5.2%
Marriott Tysons Corner	4,746	(220)	-	944	584	1,308	27.6%
Marriott Houston	3,981	2	-	575	299	876	22.0%
Renaissance Long Beach	5,715	993	-	601	-	1,594	27.9%
Embassy Suites Chicago	4,103	(1,084)	-	855	1,016	787	19.2%
Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,272	(683)	-	1,152	-	469	14.3%
Renaissance Westchester (3)	2,770	(1,382)	-	404	-	(978)	-35.3%
Embassy Suites La Jolla	4,719	(181)	-	907	1,136	1,862	39.5%
Marriott Philadelphia	4,142	(108)	-	468	355	715	17.3%
Hilton New Orleans St. Charles Avenue	3,679	968	-	504	-	1,472	40.0%
Marriott Portland	2,643	534	-	326	-	860	32.5%
Sheraton Cerritos	3,211	472	-	416	-	888	27.7%
Marriott Park City	4,307	1,282	-	368	197	1,847	42.9%
Courtyard by Marriott Los Angeles	2,655	550	-	308	-	858	32.3%

Pro Forma Comparable Portfolio (4)	207,881	(10,080)	1,721	36,027	18,180	45,848	22.1%

Prior Ownership Results (5)
Hilton New Orleans St. Charles Avenue	3,679	968	-	504	-	1,472	40.0%
Boston Park Plaza	10,769	(3,799)	-	1,849	1,319	(631)	-5.9%

Actual Portfolio	$193,433	$(7,249)	$1,721	$33,674	$16,861	$45,007	23.3%

*Footnotes on page 45.

APPENDIX	Page 43

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Reconciliation
Q1 2012

Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
			Plus:	Plus:	Plus:	Equals:	Hotel
(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
	Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
Hilton San Diego Bayfront (1)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
Boston Park Plaza	11,209	(3,242)	-	1,849	1,319	(74)	-0.7%
Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
Renaissance Harborplace (7)	7,047	(2,588)	-	2,028	1,296	736	10.4%
Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
Hilton North Houston (7)	5,919	144	-	945	478	1,567	26.5%
Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
Doubletree Guest Suites Times Square (1)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
Marriott Houston (7)	3,950	100	-	568	311	979	24.8%
Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
Hilton New Orleans St. Charles Avenue	3,542	1,057	-	504	-	1,561	44.1%
Marriott Portland	2,775	646	-	294	-	940	33.9%
Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%

Pro Forma Comparable Portfolio (4)	198,556	(12,874)	2,118	35,987	19,076	44,307	22.3%

Prior Ownership Results (5)
Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
Hilton New Orleans St. Charles Avenue	3,542	1,057	-	504	-	1,561	44.1%
Boston Park Plaza	11,209	(3,242)	-	1,849	1,319	(74)	-0.7%

Actual Portfolio	$176,851	$(7,402)	$2,118	$30,575	$17,757	$43,048	24.3%

*Footnotes on page 45.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first quarter of 2013 is impacted by major room renovations at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(4)

Pro Forma Comparable Portfolio for the three months ended March 31, 2013 and 2012 includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(5)

Depending on the period each hotel was acquired, includes prior ownership results and the Company’s pro forma adjustments related to depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(6)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management transition costs at the Renaissance Westchester.

(7)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.2 million in property tax credits received at the following hotels: Hilton North Houston $56,000; Marriott Houston $43,000; and Renaissance Harborplace $106,000.

APPENDIX	Page 45

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Reconciliation

FY 2012

	Hotels sorted by number of rooms	For the Year Ended December 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel

	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA

		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$120,138	$7,058	$1,801	$22,742	$9,909	$41,510	34.6%
2	Boston Park Plaza	66,134	4,363	-	7,396	5,317	17,076	25.8%
3	Renaissance Washington DC	65,152	(18)	-	8,260	7,796	16,038	24.6%
4	Renaissance Orlando at SeaWorld ®	54,992	2,418	-	7,633	4,569	14,620	26.6%
5	Renaissance Harborplace (3)	40,976	(1,702)	-	7,768	5,150	11,216	27.4%
6	Renaissance Los Angeles Airport	24,032	1,442	-	2,848	-	4,290	17.9%
7	JW Marriott New Orleans	32,805	482	5	7,288	2,396	10,171	31.0%
8	Hilton North Houston (3)	22,369	(965)	-	3,800	1,912	4,747	21.2%
9	Marriott Quincy	27,217	3,003	-	4,665	-	7,668	28.2%
10	Doubletree Guest Suites Times Square (1)	68,179	3,926	4,429	7,966	7,786	24,107	35.4%
11	Hilton Times Square	54,624	1,534	1,079	8,870	5,008	16,491	30.2%
12	Fairmont Newport Beach	25,775	(589)	-	5,283	-	4,694	18.2%
13	Hyatt Chicago Magnificent Mile	25,788	(3,798)	175	8,608	-	4,985	19.3%
14	Marriott Boston Long Wharf	47,289	(1,582)	-	8,383	10,000	16,801	35.5%
15	Hyatt Regency Newport Beach	28,638	2,065	-	2,578	-	4,643	16.2%
16	Marriott Tysons Corner	21,879	1,597	-	3,221	2,414	7,232	33.1%
17	Marriott Houston (3)	15,049	(154)	-	2,346	1,238	3,430	22.8%
18	Renaissance Long Beach	20,055	1,621	199	2,398	549	4,767	23.8%
19	Embassy Suites Chicago (3)	24,369	2,642	-	3,491	4,182	10,315	42.3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	20,316	3,216	-	4,491	-	7,707	37.9%
21	Renaissance Westchester	18,940	(496)	466	1,510	-	1,480	7.8%
22	Embassy Suites La Jolla (3)	19,030	275	-	3,625	4,577	8,477	44.5%
23	Marriott Philadelphia	18,367	736	-	1,922	1,467	4,125	22.5%
24	Hilton New Orleans St. Charles Avenue	12,267	2,916	-	2,016	-	4,932	40.2%
25	Marriott Portland	13,533	4,392	-	1,167	-	5,559	41.1%
26	Sheraton Cerritos	11,659	1,223	-	1,666	-	2,889	24.8%
27	Marriott Park City	9,493	(2)	-	1,439	813	2,250	23.7%
28	Courtyard by Marriott Los Angeles (3)	10,825	2,619	-	1,232	-	3,851	35.6%

	Pro Forma Comparable Portfolio (4)	919,890	38,222	8,154	144,612	75,083	266,071	28.9%

	Prior Ownership Results (5)
	Hyatt Chicago Magnificent Mile	8,288	(2,795)	-	3,313	-	518	6.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	10,111	1,135	-	2,218	-	3,353	33.2%
	Hilton New Orleans St. Charles Avenue	12,267	2,916	-	2,016	-	4,932	40.2%
	Boston Park Plaza	66,134	4,363	-	7,396	5,317	17,076	25.8%

	Actual Portfolio	$823,090	$32,603	$8,154	$129,669	$69,766	$240,192	29.2%

	*Footnotes on page 47.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited May 6, 2013

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2012 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.4 million in hotel laundry closure costs at the Doubletree Guest Suites Times Square; $0.2 million in hotel laundry closure costs at the Renaissance Long Beach; $0.5 million in management company transition costs at the Renaissance Westchester; and $0.2 million in management company transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA in 2012 is impacted by: (1) $0.2 million credit related to prior year CAM expense at the Renaissance Harborplace; and (2) a total of $0.5 million in property tax credits net of (assessments) received at the following hotels: Courtyard by Marriott Los Angeles $208,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(811,000); Marriott Houston $43,000; and Renaissance Harborplace $106,000.

(4)

Pro Forma Comparable Portfolio for the year ended December 31, 2012 includes all 26 hotels held for investment by the Company as of March 31, 2013, plus two hotels either acquired or to be acquired after March 31, 2013. Includes prior ownership results and the Company’s pro forma depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

(5)

Includes prior ownership results and the Company’s pro forma adjustments related to depreciation and interest expense as applicable for the Hyatt Chicago Magnificent Mile acquired on June 4, 2012, the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012, the Hilton New Orleans St. Charles Avenue acquired on May 1, 2013, and the Boston Park Plaza which is expected to be acquired in or before July 2013.

APPENDIX	Page 47

Supplemental Financial Information – Unaudited May 6, 2013

2013 Marriott Accounting Conversion

Beginning in 2013, Marriott switched from a 13-period accounting calendar to a standard 12-month calendar; however Marriott’s 2013 calendar will contain an additional three days, December 29, 2012 through December 31, 2012. The following details the approximate adjustments that would be required to convert the Company’s 2012 Comparable Portfolio Total Revenue as reported to a standard 12-month calendar (in thousands):

	Q1		Q2		Q3		Q4		Full Year
Total Revenue as reported (1)	$183,805	21.8%	$221,829	26.4%	$204,361	24.3%	$231,494	27.5%	$841,489	100.0%
Marriott-managed room revenue adjustment (2)	4,156		4,923		4,244		(12,463)		860
	$187,961	22.3%	$226,752	26.9%	$208,605	24.8%	$219,031	26.0%	$842,349	100.0%

(1)	Includes the Company’s ownership results and prior ownership results for the 26 hotel portfolio held for investment by the Company as of March 31, 2013.
(2)

Includes the adjustments needed to convert Marriott’s room revenue as reported from a 13-period basis to a standard 12-month calendar basis. Due to the fact that Marriott’s 2012 fiscal year began on December 31, 2011, and ended on December 28, 2012, the conversion to a standard 12-month calendar basis adds $0.9 million in room revenue by subtracting December 31, 2011 from the 2012 fiscal year, and adding December 29, 2012 through December 31, 2012 to the 2012 calendar year.

APPENDIX	Page 48